Exhibit 10.6

NISSAN AUTO LEASE TRUST 2011-B,
U.S. BANK NATIONAL ASSOCIATION,
as Indenture Trustee and
as Secured Party,
and
U.S. BANK NATIONAL ASSOCIATION,
as Securities Intermediary

CONTROL AGREEMENT
Dated as of September 28, 2011

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CONTROL AGREEMENT
          This Control Agreement, dated as of September 28, 2011 (as amended, supplemented or otherwise modified from time to time, this “Agreement”) is among Nissan Auto Lease Trust 2011-B, a statutory trust formed pursuant to the laws of the State of Delaware (the “Issuing Entity”), U.S. Bank National Association, a national banking association (“U.S. Bank”), in its capacity as securities intermediary (the “Securities Intermediary”), and in its capacity as indenture trustee (the “Indenture Trustee”) on behalf of the holders of the Notes (the “Secured Party”) under the Indenture, dated as of September 28, 2011 (the “Indenture”), by and between the Issuing Entity and the Indenture Trustee.
RECITALS
          WHEREAS, pursuant to the Indenture, the Issuing Entity has granted to the Secured Party a security interest in investment property consisting of the Reserve Account, related Security Entitlements and the financial assets and other investment property from time to time included therein to secure payment of the Notes;
          WHEREAS, pursuant to the Indenture, on the date on which the lien of the Indenture is released, rights with respect to the Reserve Account shall be transferred back to the Issuing Entity; and
          WHEREAS, the parties hereto desire that the security interest of the Secured Party be a first priority security interest perfected by “control” pursuant to Articles Eight and Nine of the UCC.
          NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE ONE
DEFINITIONS
          1.01 General Definitions. Capitalized terms used herein that are not otherwise defined shall have the respective meanings ascribed thereto in the Agreement of Definitions, dated as of September 28, 2011, by and among the Issuing Entity, as issuer, NILT Trust, a Delaware statutory trust, as grantor and initial beneficiary (in such capacity, the “Grantor” and the “UTI Beneficiary,” respectively), Nissan-Infiniti LT, a Delaware statutory trust (the “Titling Trust”), Nissan Motor Acceptance Corporation, a California corporation (“NMAC”), in its individual capacity, as servicer and as administrative agent (in such capacity, the “Servicer” and the “Administrative Agent,” respectively), Nissan Auto Leasing LLC II, a Delaware limited liability company (“NALL II”), NILT, Inc., a Delaware corporation, as trustee to the Titling Trust (the “Titling Trustee”), Wilmington Trust, National Association, a national banking association with trust powers, as owner trustee (the “Owner Trustee”), Wilmington Trust Company, a Delaware corporation with trust powers, as Delaware trustee (the “Delaware Trustee”), U.S. Bank, as trust agent (in such capacity, the “Trust Agent”) and the Indenture Trustee.
(NALT 2011-B Control Agreement)

          1.02 Incorporation of UCC by Reference. Except as otherwise specified herein or as the context may otherwise require, all terms used in this Agreement not otherwise defined herein which are defined in the UCC shall have the meanings assigned to them in the UCC.
          1.03 Interpretive Provisions. For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, (i) terms used herein include, as appropriate, all genders and the plural as well as the singular, (ii) references to words such as “herein,” “hereof” and the like shall refer to this Agreement as a whole and not to any particular part, Article or Section within this Agreement, (iii) references to an Article or Section such as “Article One” or “Section 1.01” shall refer to the applicable Article or Section of this Agreement, (iv) the term “include” and all variations thereof shall mean “include without limitation,” (v) the term “or” shall include “and/or,” (vi) the term “proceeds” shall have the meaning ascribed to such term in the UCC, (vii) references to Persons include their permitted successors and assigns, (viii) references to agreements and other contractual instruments include all subsequent amendments, amendments and restatements and supplements thereto or changes therein entered into in accordance with their respective terms and not prohibited by this Agreement, except that references to the SUBI Trust Agreement include only such items as related to the 2011-B SUBI and the Titling Trust, (ix) references to laws include their amendments and supplements, the rules and regulations thereunder and any successors thereto, (x) references to this Agreement include all Exhibits hereto, (xi) the phrase “Titling Trustee on behalf of the Trust,” or words of similar import, shall, to the extent required to effectuate the appointment of any Co-Trustee pursuant to the Titling Trust Agreement, be deemed to refer to the Trustee (or such Co-Trustee) on behalf of the Titling Trust, and (xii) in the computation of a period of time from a specified date to a later specified date, the word “from” shall mean “from and including” and the words “to” and “until” shall mean “to but excluding.”
ARTICLE TWO
ESTABLISHMENT OF CONTROL OVER SECURITIES ACCOUNTS
          2.01 Establishment of Reserve Account. The Securities Intermediary hereby confirms that (i) the Servicer, on behalf of the Issuing Entity, has established the Reserve Account with the Securities Intermediary, (ii) the Reserve Account is an account to which financial assets are or may be credited, (iii) the Securities Intermediary shall, subject to the terms of this Agreement and the Indenture, treat the Secured Party as entitled to exercise the rights with respect to any financial asset credited to the Reserve Account, (iv) all property delivered to the Securities Intermediary by or on behalf of the Secured Party for deposit to the Reserve Account will promptly be credited to the Reserve Account and (v) all securities or other property underlying any financial assets credited to the Reserve Account shall be registered in the name of the Securities Intermediary, endorsed to the Securities Intermediary or in blank or credited to another securities account maintained in the name of the Securities Intermediary and in no case will any financial asset credited to the Reserve Account be registered in the name of the Issuing Entity, payable to the order of the Issuing Entity or specially endorsed to the Issuing Entity except to the extent the foregoing have been specially endorsed to the Securities Intermediary or in blank.
(NALT 2011-B Control Agreement)

          2.02 “Financial Assets” Election. The Securities Intermediary hereby agrees that each item of property (whether investment property, financial asset, security, instrument or cash) credited to the Reserve Account shall be treated as a “financial asset” within the meaning of Section 8-102(a)(9) of the UCC.
          2.03 Entitlement Orders. If at any time the Securities Intermediary shall receive any Entitlement Order from the Secured Party with respect to the Reserve Account, the Securities Intermediary shall comply with such Entitlement Order without further consent by the Issuing Entity, the Secured Party or any other Person. If at any time the Secured Party notifies the Securities Intermediary in writing that the Lien of the Indenture has been released, the Securities Intermediary shall thereafter comply with Entitlement Orders with respect to the Reserve Account from the Issuing Entity without further consent by the Secured Party or any other Person.
          2.04 Subordination of Lien; Waiver of Set-Off. If the Securities Intermediary has or subsequently obtains by agreement, operation of law or otherwise a security interest in the Reserve Account or any Security Entitlement credited thereto, the Securities Intermediary hereby agrees that such security interest shall be subordinate to the security interests of the Secured Party. The financial assets and other items deposited to the Reserve Account will not be subject to deduction, set-off, banker’s lien or any other right in favor of any Person or entity other than the Secured Party (except that the Securities Intermediary may set off against amounts on deposit in the Reserve Account (i) all amounts due to it in respect of its customary fees and expenses for the routine maintenance and operation of the Reserve Account and (ii) the face amount of any checks that have been credited to the Reserve Account but are subsequently returned unpaid because of uncollected or insufficient funds).
          2.05 Notice of Adverse Claims. Except for the claims and interests of the Secured Party and the Issuing Entity in the Reserve Account, the Securities Intermediary does not know of any claim to, or interest in, the Reserve Account or in any financial asset credited thereto. If any Person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Reserve Account or in any financial asset credited thereto, the Securities Intermediary will promptly notify the Secured Party and the Issuing Entity thereof.
ARTICLE THREE
REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SECURITIES INTERMEDIARY
          3.01 Representations, Warranties and Covenants of the Securities Intermediary. The Securities Intermediary hereby represents and warrants to each of the Secured Party and the Issuing Entity, and covenants that:
               (a) The Reserve Account has been established as set forth in Section 2.01 and the Reserve Account will be maintained in the manner set forth herein until termination of this Agreement. The Securities Intermediary shall not change the name or account number of the Reserve Account without the prior written consent of the Secured Party.
(NALT 2011-B Control Agreement)

               (b) No financial asset carried in the Reserve Account is or will be registered in the name of the Issuing Entity, payable to the order of the Issuing Entity, or specially endorsed to the Issuing Entity, except to the extent such financial asset has been endorsed to the Securities Intermediary or in blank.
               (c) This Agreement is the valid and legally binding obligation of the Securities Intermediary, enforceable against the Securities Intermediary in accordance with its terms.
               (d) The Securities Intermediary has not entered into, and until the termination of this Agreement will not enter into, any agreement pursuant to which it agrees to comply with Entitlement Orders of any Person other than the Secured Party to the extent provided in Section 2.03, with respect to the Reserve Account.
               (e) The Securities Intermediary has not entered into any other agreement with the Issuing Entity or the Secured Party purporting to limit or condition the obligation of the Securities Intermediary to comply with Entitlement Orders as set forth in Section 2.03.
ARTICLE FOUR
MISCELLANEOUS
          4.01 Choice of Law. This Agreement and the Reserve Account shall be governed by the laws of the State of New York, without reference to its conflict of law provisions (other than Section 5-1401 of the General Obligations Law of the State of New York). Regardless of any provision in any other agreement, for purposes of the UCC, New York shall be deemed to be the Securities Intermediary’s jurisdiction and the Reserve Account (as well as the Security Entitlements related thereto) shall be governed by the laws of the State of New York.
          4.02 Conflict with Other Agreements. There are no other agreements entered into between the Securities Intermediary in such capacity and the Issuing Entity with respect to the Reserve Account. In the event of any conflict between this Agreement (or any portion thereof) and any other agreement now existing or hereafter entered into, the terms of this Agreement shall prevail.
          4.03 Amendments. No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all of the parties hereto.
          4.04 Successors. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors.
          4.05 Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered by hand or, in the case of mail, email (if an email address is provided) or facsimile notice, when actually received by the intended recipient, addressed to the party to be notified, and sent to, in the case of (i) the
(NALT 2011-B Control Agreement)

Issuing Entity c/o Wilmington Trust, National Association, at Rodney Square North, 1100 N. Market Street, Wilmington, Delaware 19890 (telecopier no. (302) 651-8882), Attention: Corporate Trust Administration, with a copy to Nissan Motor Acceptance Corporation, as Administrative Agent, at One Nissan Way, Franklin, Tennessee 37067 (telecopier no. (615) 725-8530) (email: mike.robinson@nissan-usa.com), Attention: Treasurer, (ii) the Secured Party, at U.S. Bank National Association, 190 South LaSalle Street, 7th Floor, Chicago, IL 60603 (telecopier no. (312) 332-7996) (email: patricia.child@usbank.com), Attention: Nissan Auto Lease Trust 2011-B, and (iii) the Securities Intermediary, at U.S. Bank National Association, 190 South LaSalle, 7th Floor, Chicago IL 60603 (telecopier no. (312) 332-7996) (email: patricia.child@usbank.com), Attention: Nissan Auto Lease Trust 2011-B, or as to any of such parties, at such other address as shall be designated by such party in a written notice to the other parties.
          4.06 Termination. The rights and powers granted herein to the Secured Party have been granted in order to perfect its security interest in the Reserve Account, are powers coupled with an interest and will neither be affected by the bankruptcy of the Issuing Entity nor by the lapse of time. The obligations of the Securities Intermediary hereunder shall continue in effect with respect to the Reserve Account until the Secured Party shall have notified the Securities Intermediary in writing that its security interests under the Indenture have been terminated.
          4.07 Counterparts. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.
          4.08 No Petition. Each of the parties hereto covenants and agrees that prior to the date that is one year and one day after the date upon which all obligations under each Securitized Financing have been paid in full, it will not institute against, or join any other Person in instituting against the Grantor, the Depositor, the Titling Trustee, the Titling Trust, the Issuing Entity, any other Special Purpose Affiliate or any Beneficiary, any bankruptcy, reorganization, arrangement, insolvency or liquidation Proceeding or other Proceeding under any federal or state bankruptcy or similar law.
          4.09 Limitation of Liability of Owner Trustee. Notwithstanding anything contained herein to the contrary, this instrument has been countersigned by Wilmington Trust, National Association not in its individual capacity but solely in its capacity as Owner Trustee of the Issuing Entity and in no event shall Wilmington Trust, National Association in its individual capacity or any beneficial owner of the Issuing Entity have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuing Entity hereunder, as to all of which recourse shall be had solely to the assets of the Issuing Entity. For all purposes of this Control Agreement, in the performance of any duties or obligations of the Issuing Entity hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles Six, Seven and Ten of the Trust Agreement.
[Signature Page to Follow]
(NALT 2011-B Control Agreement)

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

NISSAN AUTO LEASE TRUST 2011-B
By:	WILMINGTON TRUST, NATIONAL ASSOCIATION,
not in its individual capacity, but
solely as Owner Trustee

By:	/s/ Dorri Costello
	Name:	Dorri Costello
	Title:	Banking Officer

U.S. BANK NATIONAL ASSOCIATION, as Indenture Trustee and Secured Party
By:	/s/ Patricia M. Child
	Name:	Patricia M. Child
	Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION, as Securities Intermediary
By:	/s/ Patricia M. Child
	Name:	Patricia M. Child
	Title:	Vice President

(NALT 2011-B Control Agreement)

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